Discontinued Operations (Tables)	12 Months Ended
Mar. 31, 2013
Discontinued Operations

Discontinued operations in fiscal 2011, 2012 and 2013 consist of the following:

	Millions of yen
	2011	2012	2013
Revenues	¥52,144	¥24,211	¥10,825

Income from discontinued operations, net*	13,924	(466)	(125)
Provision for income taxes	(7,530)	2,086	321

Discontinued operations, net of applicable tax effect	¥6,394	¥1,620	¥196

*	Income from discontinued operations, net includes aggregate gains on sales of subsidiaries, business units, and rental properties in the amount of ¥14,393 million, ¥4,170 million and ¥6,805 million in fiscal 2011, 2012 and 2013, respectively.